Exhibit 10.1

EXECUTION COPY
ELEVENTH AMENDMENT
Dated as of March 4, 2022
to
AMENDED AND RESTATED INDENTURE
AND SERVICING AGREEMENT
Dated as of October 1, 2010
by and among
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer
and
WYNDHAM CONSUMER FINANCE, INC.,
as Servicer
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee
and
U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

ELEVENTH AMENDMENT
to
AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT
THIS ELEVENTH AMENDMENT dated as of March 4, 2022 (this “Amendment”) amends that AMENDED AND RESTATED INDENTURE AND SERVICING AGREEMENT dated as of October 1, 2010, as amended by that First Amendment dated as of June 28, 2011, that Second Amendment dated as of May 17, 2012, that Third Amendment dated as of August 30, 2012, that Fourth Amendment dated as of August 29, 2013, that Fifth Amendment dated as of August 28, 2014, that Sixth Amendment dated as of August 27, 2015, that Seventh Amendment dated as of August 23, 2016, that Eighth Amendment dated as of April 6, 2018, that Ninth Amendment dated as of April 24, 2019 and that Tenth Amendment dated as of October 27, 2020 (the Amended and Restated Indenture and Servicing Agreement together with the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment thereto, the “Original Indenture”) and both this Amendment and the Original Indenture are by and among SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC, a limited liability company organized under the laws of the State of Delaware, as issuer, WYNDHAM CONSUMER FINANCE, INC., a Delaware corporation, as servicer, WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as trustee and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as collateral agent.
RECITALS
WHEREAS, the Issuer, the Servicer, the Trustee and the Collateral Agent desire to amend the Original Indenture as provided herein.
WHEREAS, in accordance with (x) Section 15.1(b) of the Original Indenture, upon the Amendment Effective Date (as defined herein) the Required Facility Investors have consented to such amendment of the Original Indenture, (y) Section 15.1(g) of the Original Indenture, each Funding Agent and each Non-Conduit Committed Purchaser has consented to such amendment of the Original Indenture and (z) Section 15.16 of the Original Indenture, the Deal Agent has consented to such amendment of the Original Indenture.
NOW THEREFORE, in consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Noteholders. Capitalized terms used in this Amendment and not otherwise defined herein or amended hereby shall have the meanings assigned to such terms in the Original Indenture
SECTION 1.Definitions and Defined Terms. The definition of each of the following terms contained in Section 1.1 of the Original Indenture is hereby inserted, deleted or amended and restated, as applicable, as follows:
(a)A defined term “Adjusted Daily Simple SOFR” shall be added with a definition as follows:
“Adjusted Daily Simple SOFR” shall have the meaning assigned to that term in the Note Purchase Agreement.

(b)The definition of “Advance Rate” shall be amended and restated as follows:
“Advance Rate” shall mean, with respect to any Pledged Loan, the rate set forth in the following chart:

	FICO Score greater than or equal to 600 and less than or equal to 649	FICO Score greater than or equal to 650 and less than or equal to 699	FICO Score greater than or equal to 700 and less than or equal to 749	FICO Score greater than or equal to 750 and less than or equal to 799	FICO Score greater than or equal to 800
Advance Rate for Wyndham Loans	34.25%	44.25%	66.00%	78.50%	85.00%
Advance Rate for Worldmark Loans	66.00%	83.25%	86.00%	96.50%	96.50%

(a)The defined term “LIBOR Rate” shall be deleted.
(b)The definition of “Maturity Date” shall be amended and restated as follows:
“Maturity Date” shall mean the Payment Date in October 2039.
(c)A defined term “T+L” shall be added with a definition as follows:
“T+L” shall mean Travel + Leisure Co. (formerly known as Wyndham Destinations, Inc.), a Delaware corporation, and its successors and permitted assigns.

(d)The defined term “Wyndham Destinations” shall be deleted.
SECTION 2.Additional Amendments.
(a)Section 2.13 of the Original Indenture shall be amended to add a new clause (e) as follows:
(e) For avoidance of doubt, the Collateral Agent shall not be under any obligation (i) to monitor, determine or verify the unavailability or cessation of Adjusted Daily Simple SOFR (or any applicable alternative rate), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any benchmark transition event, (ii) to select, determine or designate any alternative rate or reference rate or other successor or replacement benchmark index, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any benchmark replacement adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what benchmark replacement conforming changes are necessary or advisable, if any, in connection with any of the foregoing. The Collateral Agent shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Amended and Restated Indenture as a result of the unavailability of Adjusted Daily Simple SOFR (or any applicable alternative rate) and absence of a designated replacement alternative rate including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, including without limitation the Deal Agent or the Hedge Provider, in providing any direction, instruction, notice or information required or contemplated by the terms of this Indenture and reasonably required for the performance of such duties.

(b)Section 4.7(d) of the Original Indenture shall be amended and restated as follows:
(d)    the Hedge Agreement shall provide for a payment by the Hedge Provider to the Trustee for deposit into the Collection Account on each Payment Date if for the related Accrual Period the simple average of Adjusted Daily Simple SOFR for each calendar day in such Accrual Period was greater than the Required Cap Rate.

(c)Each reference in the Original Indenture to “Wyndham Destinations” shall be replaced by a reference to “T+L.”
SECTION 3.No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Original Indenture are and shall remain in full force and effect.
SECTION 4.FATCA. For purposes of determining withholding taxes imposed under the Foreign Account Tax Compliance Act, as contained in Sections 1471 through 1474 of the Code, from and after the effective date of this Amendment, the Issuer shall treat, and hereby authorizes the Trustee to treat, the Notes as not qualifying as a "grandfathered obligation" within the meaning of Treasury Regulation section 1.1471-2(b)(2)(i).
SECTION 5.Governing Law. This Amendment is governed by and shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
SECTION 6.Counterparts. This Amendment instrument shall be valid, binding, and enforceable against a party only when executed and delivered by an authorized individual on behalf of the party by means of (i) any electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”); (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of notes when required under any Signature Law due to the character or intended character of the writings. If a party uses an electronic or digital signature service provider, it will separately specify to the Collateral Agent the name of such service provider in writing.
SECTION 7.Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
SECTION 8.Effectiveness. This Amendment shall be effective upon the date (the “Amendment Effective Date”) that is the later of (i) the date hereof and (ii) the first date on which each of the following conditions precedent shall have been satisfied:
(a)This Amendment shall have been executed and delivered by each of the parties hereto;
(b)The Trustee shall have received the written consent of the Required Facility Investors, each Funding Agent, each Non-Conduit Committed Purchaser and the Deal Agent to this Amendment;
(c)The Trustee shall have received any Opinions of Counsel required by the Trustee to be delivered to the Trustee; and
        (d)    The Eleventh Amendment to the Note Purchase Agreement, dated as of March 4, 2022 shall have been executed and delivered by each party thereto.

[signature page follows]

IN WITNESS WHEREOF, the Issuer, the Servicer, the Trustee and the Collateral Agent have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
SIERRA TIMESHARE CONDUIT RECEIVABLES FUNDING II, LLC,
as Issuer

By: /s/ Joseph M. Hollingshead
Name: Joseph M. Hollingshead
Title: President

WYNDHAM CONSUMER FINANCE, INC.,
as Servicer

By: /s/ Joseph M. Hollingshead
Name: Joseph M. Hollingshead
Title: President

[Eleventh Amendment – 2008-A Indenture]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By: /s/ Jennifer C. Westberg
Name: Jennifer C. Westberg, Attorney-in-Fact
    Title: Vice President, Computershare Trust Company, N.A., as agent

1

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By: /s/ Mathew M. Smith
Name: Mathew M. Smith
Title: Vice President

[Eleventh Amendment – 2008-A Indenture]